Exhibit 3.1

NUMBER                                                                   SHARES

                      INTERACTIVE TECHNOLOGIES.COM, LTD.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                            C O M M O N S T O C K             CUSIP 45837D 10 5

THIS CERTIFIES THAT:

is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

                       INTERACTIVE TECHNOLOGIES.COM LTD.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                          COUNTERSIGNED:
                                    OLDE MONMOUTH STOCK TRANSFER CO., INC.
                             77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                               TRANSFER AGENT
                                              BY:

                                                     AUTHORIZED SIGNATURE

                                    (Seal)
        SECRETARY                                              CHAIRMAN

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-______Custodian_______
TEN ENT - as tenants by the entireties                   (Cust)         (Minor)
JT TEN  - as joint tenants with right of       under Uniform Gifts to Minors
      survivorship and not as tenants
      in common                                         Act__________
                                                            (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                      _________________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.